Supplement dated February 27, 2019, to the
Prospectus for your Variable Annuity
Issued by

AMERICAN MATURITY LIFE INSURANCE COMPANY
This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by American Maturity Life Insurance Company.
Portfolio Closures
Effective at the close of business April 26, 2019 (the Closure Date), the following variable sub-accounts available in your Variable Annuity will be closed for new investments for all Contract owners:
Neuberger Berman AMT Guardian Portfolio – Class I
Neuberger Berman AMT Large Cap Value Portfolio – Class I
As of the Closure Date, no additional investments (including any type of systematic payment or rebalancing) into the sub-account will be accepted from Contract owners, including those Contract owners who have contract value invested in the sub-account as of the Closure Date.
Portfolio Mergers
The following Target Portfolios will be merged into the Acquiring Portfolios as noted below, effective on or about May 1, 2019 (“Merger Date”). After the Merger Date, all references to the Target Portfolios in your Annuity prospectus should be disregarded.

Target Portfolio	Acquiring Portfolio
Neuberger Berman AMT Guardian Portfolio – Class I	Neuberger Berman AMT Sustainable Equity Portfolio – Class I
Neuberger Berman AMT Large Cap Value Portfolio – Class I	Neuberger Berman AMT Sustainable Equity Portfolio – Class I
On the Merger Date, the Target Portfolios will no longer be available under your annuity contract, and any Contract Value allocated to the sub-accounts investing in the Target Portfolios will be transferred, as of the Merger Date, to the sub-accounts investing in the Acquiring Portfolios.
Please note that you have the ability to transfer out of the sub-accounts investing in the Target Portfolios any time prior to the Merger Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Merger Date, any Contract Value that was transferred to the sub-accounts investing in the Acquiring Portfolios as the result of the merger can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any transfer limitations applicable to the investment option to which a transfer is made will apply as described in your prospectus.  Please refer to your prospectus for information about investment options.
After the Merger Date, the Target Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the sub-accounts investing in the Target Portfolios will be deemed instruction for the sub-accounts investing in the Acquiring Funds.  This includes, but is not limited to, systematic withdrawals and Dollar Cost Averaging.
You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Merger Date.
Effective on or about May 1, 2019, the Acquiring Portfolio will be available as an investment alternative under your annuity contract. In the section of the Prospectus captioned, “Investment Alternatives: The Variable Sub-Accounts” the following will be added:

Portfolio:	Investment Objective:	Investment Adviser:
Neuberger Berman AMT Sustainable Equity Portfolio – Class I	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
Please keep this supplement together with your prospectus for future reference. No other action is required of you.

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